                                    MISSONIX

                              FOR IMMEDIATE RELEASE

         Misonix Contact:                            Investor Relations Contact:
         Michael A. McManus, Jr., CEO                Jordan M. Darrow
         Richard Zaremba CFO                         Darrow Associates, Inc.
         631-694-9555                                631-367-1866
         invest@misonix.com                          jdarrow@optonline.net

 MISONIX, INC. RETAINS THINKEQUITY PARTNERS LLC FOR ADVICE AND ASSISTANCE WITH
       STRATEGIC OPPORTUNITIES FOR THE LABORATORY AND SCIENTIFIC DIVISION

FARMINGDALE, N.Y. -- July 22, 2005 -- Misonix, Inc. (Nasdaq: MSON) ("Misonix" or
"the Company"), a developer of ultrasonic medical device technology for the treatment of cancer and other serious healthcare needs, announced today that it has retained ThinkEquity Partners LLC to advise and assist Misonix in identifying and evaluating strategic opportunities for its Laboratory and
Scientific Division.

"We are gratified that Misonix has progressed to the point at which we are positioned for the next phase of growth. We have reached the important decision to concentrate all of our efforts on pursuing exciting and high-growth opportunities in our Medical Devices Division," said Michael A. McManus, Jr.,
President and Chief Executive Officer of Misonix. "Our Laboratory and Scientific
Division has long been a steady and reliable contributor to our Company's success. We believe that considering strategic options for the Laboratory and
Scientific Division is in the best interests of Misonix, our shareholders and the businesses within the Division."

The Laboratory and Scientific Division contains four business lines. The
Ultrasonics line consists of ultrasonic devices used by research laboratories to process samples in biotech, pharmaceutical, chemical, and industrial applications. The Fume Enclosures line contains a range of ductless fume enclosures that control and eliminate hazardous vapors and noxious odors in research and forensic laboratories. The Mystaire industrial scrubbing line is an air pollution abatement system that removes airborne contaminants from laboratory and industrial processes at the source. The Labcaire business, which is based in the United Kingdom, manufactures and sells automatic endoscope disinfection systems to hospitals throughout the UK. Based on the Company's financial results for the fiscal third quarter ended March 31, 2005, the
Laboratory and Scientific Division had revenues of $5.2 million, representing
48% of total Company revenues. The Division represented the only long term debt on Misonix's balance sheet, which is a mortgage on the building that houses the
Labcaire unit in North Somerset, England.

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Commenting further, Mr. McManus added, "Some five years ago we began the implementation of a strategy intended to leverage our core competency in ultrasound technology to become a world class developer of medical devices. This plan required funding which was derived from existing resources as well as the cash flow from our more mature units selling laboratory and scientific products.
We are very pleased with the progress made in our Medical Devices business. This segment now represents more than 50% of sales. The number of commercialized medical devices has grown from one in 1999 to nine in 2005. These include, among other products, those for laparoscopic surgery, neurological applications, lithotripsy and cosmetic surgery.

"Reflecting the successful implementation of our strategy, we believe our
Medical Devices business can now stand on its own. We have referred to our interest in growing our Medical Devices business in our public releases and shareholder conference calls. With a sharpened focus solely on our Medical
Devices segment and the net proceeds from the sale of our Laboratory and
Scientific units, we believe we would be positioned to capitalize on our ultrasound platform by developing new products and applications and enhancing our ability to market existing medical devices as well as seeking new opportunities to add to our technology.

"An important application to drive our Medical Devices segment is the use of high intensity focused ultrasound ("HIFU") for the treatment of cancerous tissue. The acceptance and use of the Sonablate(TM) 500 for prostate cancer treatment continues worldwide outside the U.S. and is increasingly being viewed as a "better alternative" to other prostate cancer modalities. We recently had a symposium in London where over 75 local medical professionals observed a treatment and learned the benefits of using HIFU on the prostate. This attendance is double that from a similar event held a few months earlier in
Brussels for doctors from numerous European countries. To date, more than 3,000 treatments have been successfully performed throughout the world outside the
U.S.

"Our use of HIFU for the treatment of other cancers has shown impressive results, and the enthusiasm for our product for the treatment of kidney cancer is high. We are excited about the continuing development of products for the treatment of liver and breast cancer. We are working on developments to this
HIFU technology platform that will allow for more in-depth treatment planning and for a reduction in procedure time.

"Using other forms of ultrasound technology, we expect to gain traction in the near future with products for wound debridement and bone cutting. We are also excited about some of our new projects in research and development, which include expanding the uses of therapy ultrasound on fibroids of the uterus, among other possibilities. In the cardiac market we are reviewing the use of our existing ultrasonic wire technology for application in veins and arteries.

"We have previously discussed our present project to digitalize our ultrasonic platform. This project is proceeding on schedule. The results to date are impressive and suggest that we will have a platform to provide more customer-requested features for each of

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our products. At the same time, we will benefit from reductions across the board in the cost of production.

"We have acquired a 100% ownership in Hearing Innovations, Inc. and its patented technology in the hearing market. We continue to believe in this technology and are encouraged by recent studies and articles on the benefits of ultrasonic bone conduction for hearing loss. We will proceed with limited expense to conduct additional clinical work on the application for this technology. We expect to have several prominent experts helping us to conduct our research in the hearing market.

"The future for our ultrasonic medical devices is exciting and the growth potential could be substantial. We would also expect to have more options with regard to selling products through large strategic partners or to develop our internal distribution capabilities. In either case, we intend to manufacture all of our products in-house to ensure the highest level of quality for patient care. In addition, we will be able to take advantage of production synergies, including potential incremental margin growth with increasing order levels.

"We will continue to look for outside opportunities to add technology and new products to enhance our growth. We will proceed with a sharpened focus solely on our Medical Devices Division. Drawing upon the net proceeds from the sale of
Laboratory and Scientific Division units, we believe that Misonix will be well positioned to capitalize on our ultrasound platform by developing internally or acquiring dynamic new products and applications and enhancing our marketing efforts to drive the commercial success of our unique line of medical devices.
With the opportunities we see, it is clear to us that we should focus more on the potential for high growth in our Medical Devices business as a way to enhance shareholder value.

"Consistent with management's vision for the Company, Misonix will increase investment in its existing strategic initiatives in the Medical Devices
Division. The Company is developing applications of HIFU for the treatment of cancerous tissue. In addition to the treatment for prostate cancer, Misonix is developing HIFU products to treat other cancers, such as kidney, liver, and breast cancer. Misonix is also developing ultrasound products for a range of other areas, such as wound debridement and bone cutting, women's health, cardiology, and hearing loss."

About Misonix:

Misonix develops, manufactures, and markets medical, scientific, and industrial ultrasonic and air pollution systems. The Company has been at the forefront of ultrasonic technology for over 50 years. Misonix's ultrasonic platform is the basis for several innovative medical technologies. Misonix has a minority equity position in Focus Surgery, Inc. which uses high intensity focused ultrasound
("HIFU") technology to destroy deep-seated cancerous tissues without effecting surrounding healthy tissue. Addressing a combined market estimated to be in excess of $3 billion annually, Misonix's proprietary ultrasonic medical devices are used for wound debridement, cosmetic surgery, neurosurgery, laparoscopic surgery, and other surgical and medical

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applications. Additional information is available on the Company's Web site at
www.misonix.com.

About ThinkEquity Partners:

ThinkEquity Partners LLC is a research-centric institutional investment firm focused on the growth sectors of the knowledge economy. ThinkEquity Partners is dedicated to providing focused insight, advisory services, and capital to institutional investors and corporate constituents in the knowledge economy's key growth verticals, including health care, technology, media, and consumer business services. For more information about ThinkEquity Partners, please visit
http://www.thinkequity.com. Member NASD and SIPC.

                                      # # #

Forward Looking Statements for Misonix, Inc.: With the exception of historical information contained in this press release, content herein may contain "forward looking statements" that are made pursuant to the Safe Harbor Provisions of the
Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. In particular, the Company may not be successful in its efforts with respect to strategic opportunities for its Laboratory and Scientific
Division and the affect this activity may have on the other businesses within the Company. Investors are cautioned that forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include general economic conditions, delays and risks associated with the performance of contracts, uncertainties as a result of research and development, potential acquisitions, consumer and industry acceptance, litigation and/or court proceedings, regulatory risks including approval of pending and/or contemplated 510(k) filings, the ability to achieve and maintain profitability in the Company's business lines, and other factors discussed in the Company's Annual Report on Form 10-K, subsequent
Quarterly Reports on Form 10-Q and current reports on Form 8-K.

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